UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07381

T. Rowe Price Health Sciences Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

Health Sciences Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Equities were volatile and trended lower over the past six months due to dislocations in the financial system, increasing concern about inflation, and an ongoing steep decline in the housing sector. Within the health care sector, as measured by the Lipper Health/Biotechnology Index, biotechnology stocks performed best, while services, pharmaceuticals, and life sciences stocks posted double-digit declines. In this environment, the Health Sciences Fund recorded losses but our returns were modestly better than the benchmarks.

HIGHLIGHTS

• Health care stocks and the broad market endured a volatile six-month period as investors worried about falling housing prices, rising inflation, and turmoil in financials.

• Your fund outperformed the broad market, as measured by the S&P 500, and its Lipper peer group index in the first half.

• The portfolio’s major focus is on companies with new and important medicines for unmet medical needs.

• We believe that stock selection will continue to be the key to strong performance in the health care sector, rather than an emphasis on a particular subsector of the health care industry.

Your fund returned -8.44% for the six months ended June 30, 2008. As shown in the table, the portfolio outperformed its Lipper Health/Biotechnology Funds Index and the S&P 500. Our strong relative results versus the Lipper benchmark were helped by stock selection in the pharmaceuticals segment and to a lesser extent in health care services and life sciences. Stock selection in biotechnology detracted.

The Health Sciences Fund has delivered consistently strong long-term performance compared with the health care funds universe. Lipper ranked the fund in the top 10% of the Lipper health care funds universe for the last 3- and 10-year periods and in the top 15% for five years ended June 30, 2008. (Based on cumulative total return, Lipper ranked the Health Sciences Fund 33 out of 127, 1 out of 102, 14 out of 93, and 3 out of 31 funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2008, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The economy entered 2008 on a distinctly downbeat note. The housing slump appeared to worsen, employers began to cut back on payrolls, and consumers struggled with high heating and gasoline costs due to record-high oil prices. Problems in the real economy were amplified in the financial sector. Rising mortgage defaults led to steep markdowns of mortgage-backed securities on the books of banks and institutional investors. By early March, several prominent financial firms seemed on the verge of collapse. Worried investors, in turn, dumped stocks and their riskiest assets.

Inflation remained elevated throughout much of the period—an uncomfortable situation that reminded some of the stagflation of the 1970s. Rising food and energy costs were clearly the main culprits, but investors were also concerned about rising import costs resulting from the falling U.S. dollar. Federal Reserve Chairman Ben Bernanke and other officials began to warn of the inflation threat in stronger terms, and the Fed decided not to lower rates at its late June meeting for the first time since September 2007.

The generally defensive health care sector was not entirely steady through the turbulence. Although the biotechnology and the products and devices industries held up better than the overall market, health care services (especially managed care providers), pharmaceuticals, and life sciences stocks fell during the past six months.

PORTFOLIO REVIEW

Biotechnology and Pharmaceuticals

Our large allocation to the biotechnology and pharmaceuticals sectors stems from our belief in the power of their business models—the discovery, development, manufacture, and commercialization of medicines or therapeutic devices. We believe many of the best investments in health care will come from therapeutics companies, those that produce medicines that prevent disease, relieve symptoms, and provide cures. About three-quarters of the portfolio is invested in therapeutics-based companies.

In addition, seasoned pharmaceutical companies have a large base of revenues and income, and one drug—even if it is extremely successful—may not be enough to affect the bottom line significantly. Biotechnology companies, however, tend to be smaller, and the successful introduction of one drug can materially affect their revenues and earnings. We are especially focused on companies with new and important medicines or treatments for unmet medical needs. Although this strategy encompasses more risk because a firm that is highly dependent on the success of a single drug can decline significantly on bad news, we manage this risk in part by owning a diversified basket of stocks and controlling our position sizes.

In the first half of 2008, five of the portfolio’s top 10 contributors were major biotechnology firms. The portfolio’s largest holding and second-best contributor was Gilead Sciences, which climbed more than 20%, largely due to the ongoing success of its suite of drugs for the treatment of HIV. Gilead and Bristol-Myers Squibb partnered to produce and market Atripla, a once-a-day pill that combines two of Gilead’s HIV medicines and one of Bristol-Myers’. The drug continued to generate robust sales. We are impressed with Gilead’s management team and its history of good execution in all aspects of its business. The company is dominant in its core therapeutics business and continued to generate strong sales and earnings growth. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The portfolio’s strongest first-half contributor was Elan. Several years ago, its multiple sclerosis medication Tysabri—at that time the most promising drug we had ever evaluated—suffered a near-fatal blow due to revelations that it was associated with a very rare and serious side effect called PML (progressive multifocal leukoencephalopathy). Three patients taking Tysabri in combination with other drugs contracted this viral infection while on the drug in clinical trials. After voluntarily withdrawing Tysabri from the market in 2005, Elan reintroduced it in mid-2006 after the risk of contracting PML was better characterized and a risk-management program was implemented. More than 31,000 patients are currently taking Tysabri, and we believe the drug will enjoy strong sales so long as the risk of PML remains low.

Elan is also developing a promising Alzheimer’s drug (Bapineuzumab) through a partnership with Wyeth, another top portfolio contributor. Alzheimer’s is a devastating disease that is growing in incidence as the population ages, and current treatment options are inadequate at best. Promising data on Bapineuzumab were recently released, and we are cautiously optimistic regarding its prospects. However, as with all drugs in the development process, risks remain, though the potential payoffs for patients and investors are exciting.

Vertex Pharmaceuticals and Celgene, a pair of major biotechnology companies, were also among our top performers in the first half. Vertex develops small-molecule drugs for the treatment of serious diseases worldwide. The company’s leading products in its development pipeline include Telaprevir, in Phase 3 clinical trials, for the treatment of hepatitis C and other products for the treatment of rheumatoid arthritis, inflammatory diseases, and cancer. Celgene has been a core portfolio holding for the past several years. The stock has been volatile: It rallied strongly in the first half of 2008 after a sharp sell-off in the fourth quarter of 2007. The company’s primary product is Revlimid, an important new medicine for multiple myeloma and potentially other blood-borne cancers, which should generate significant earnings growth for the next several years.

Within the biotech/pharma sector, several of our large positions detracted from first-half results. The portfolio’s second-largest holding and 2007’s best performer, Alexion Pharmaceutical, declined during the past six months. Despite the near-term weakness, we think this core small-cap specialty pharmaceutical holding can be a long-term winner.

BioMarin Pharmaceutical is another of our top 10 holdings that posted losses during this reporting period. The stock generated strong gains in 2007 but stumbled in the first half of 2008, falling 18% and providing us with an opportunity to add to our positions at lower prices. The keys to BioMarin’s future success are commercial execution of its existing product portfolio and progress in developing its product pipeline.

Services

The portfolio’s largest first-half detractors came from our health care services holdings. The payors subset within this sector declined approximately 40% in the first half, as measured by the Morgan Stanley Healthcare Payors Index. The trouble in the managed health care segment surfaced in mid-March when WellPoint reduced its earnings outlook for 2008, citing an unexpected rise in medical costs, lower-than-anticipated enrollments, and the weakness in the broad economy. Even as the first quarter came to a close, it wasn’t clear if WellPoint’s woes were company-specific or more broad-based and would hurt other managed care companies in the portfolio such as Humana, Aetna, and Cigna. At the time, it seemed that Aetna and Cigna would be able to dodge much of the malaise—each confirmed its earnings targets for the year—and much of the bad news was already priced into their stocks. Nevertheless, the group was punished in the second quarter, although Aetna and Cigna posted more moderate declines. Second-quarter earnings results, due in the latter half of July, should be much better than the first and may signal a turning point for the group.

Overall, the rest of the industries in the health care services sector posted losses but none were as significant as the managed care segment. Among the bright spots were Matria Healthcare, which was acquired by Inverness Medical Innovations, and Psychiatric Solutions, which owns and operates psychiatric hospitals. At this point we intend to maintain our cautious stance on these stocks.

While most of the fund’s investments are in U.S. common stocks, the fund can and will selectively invest in companies domiciled outside the country. Over the past six months, the portfolio’s holdings in overseas investments generated solid results. Additionally, the fund writes call and put options primarily as a means of augmenting income. Normally, the portfolio will own the securities on which it writes these options. The premium income recovered by writing covered calls can help reduce but not eliminate portfolio volatility. Over the past six months, options income contributed to portfolio results.

OUTLOOK

We believe that generating outperformance in the health care sector will be increasingly dependent on effective stock selection, rather than an emphasis on a particular subsector of the health care industry. As always, we seek the strongest companies in each of the four main areas of health care: pharmaceuticals, biotechnology, services, and medical devices. Although each subsector offers attractive growth opportunities, we favor therapeutic companies developing novel products for unmet medical needs.

The current environment for health care earnings is generally stable, and should remain so, regardless of global economic developments. We believe the relative performance of the stocks in the health care sector is going to be more dependent on the S&P 500’s earnings results than earnings in the health care sector itself. Our reasoning is as follows: If the S&P 500’s earnings slow, as Wall Street currently projects, then investors are likely to gravitate toward health care stocks because of their earnings stability. If the market’s earnings expand rapidly, then the health care sector will likely continue to be an average performer.

Because health care is a heavily regulated industry, we think the key risk for the sector is a dramatic change in Washington, especially relating to the industry’s reimbursement and regulatory oversight. Consensus wisdom views a potential Obama administration as generally negative for the health care sector. Given Obama’s lead in the polls, concerns regarding the policies his administration would pursue, if elected, may persist. Sectors particularly sensitive to election-related sentiment include the managed care industry and the large-cap pharmaceutical companies.

On the flip side, we think the sector holds tremendous opportunity. We have an aging population that demands the best in health care, an explosion in scientific understanding that should lead to better medicines, and many diseases for which we have no therapies. As long as society continues to desire new therapies to soften the impact of disease and government price controls are not imposed, health care should remain an area of significant growth for the long term.

We appreciate your continued confidence and support.

Respectfully submitted,

Kris H. Jenner
President of the fund and chairman of its Investment Advisory Committee

July 22, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISK OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY

Lipper index: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total return basis.

S&P 500 Stock Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index, with each stock’s weight in the index proportionate to its market value.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/08

Best Contributors		Worst Contributors	
Elan	28¢	WellPoint	-25¢
Gilead Sciences	20	Merck	-16
Vertex Pharmaceuticals	14	Onyx Pharmaceuticals	-16
Celgene	12	Humana	-14
Illumina	12	Aetna	-13
Millennium Pharmaceuticals*	11	Health Net	-12
Monsanto	7	Cigna	-12
Genentech	6	BioMarin Pharmaceutical	-12
Wyeth	6	Amerigroup	-11
Acorda Therapeutics	6	A&D Pharma	-10
Total	122¢	Total	-141¢

12 Months Ended 6/30/08

Best Contributors		Worst Contributors	
Alexion Pharmaceutical	43¢	WellPoint	-22¢
Gilead Sciences	42	Theravance	-13
Elan	30	Health Net	-13
MGI Pharma	20	Schering-Plough	-13
Monsanto	19	Cardinal Health	-12
Illumina	17	Cigna	-12
Vertex Pharmaceuticals	12	Shire	-11
Celgene	12	Sepracor	-11
Millennium Pharmaceuticals**	12	Tomotherapy	-10
Intuitive Surgical	9	Humana	-9
Total	216¢	Total	-126¢

*Position eliminated.
**Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 100.4%		
BIOTECHNOLOGY 32.8%		
Major Biotechnology 19.5%		
Alkermes (1)	1,325,000	16,377
Allos Therapeutics (1)	580,000	4,008
Amgen (1)(2)	375,000	17,685
Array BioPharma (1)	225,000	1,058
Biogen Idec (1)(2)	127,100	7,104
Celgene (1)(2)	475,000	30,338
Cephalon (1)(2)	600,000	40,014
CV Therapeutics (1)	144,700	1,191
Genentech (1)(2)	495,000	37,570
Gilead Sciences (1)(2)	2,375,000	125,756
Human Genome Sciences (1)	625,000	3,256
ImClone Systems (1)(2)	381,900	15,452
Medicines Company (1)	1,600,000	31,712
Neurocrine Biosciences (1)	600,000	2,514
OSI Pharmaceuticals (1)(2)	500,000	20,660
Renovo Group (GBP) (1)	5,000,000	3,930
Seattle Genetics (1)	875,000	7,402
Seattle Genetics, Warrants, 12/31/11, Acquisition Date: 7/8/03 Acquisition Cost: $0 (1)(3)	50,000	47
Sepracor (1)	475,000	9,462
United Therapeutics (1)(2)	90,000	8,797
Vertex Pharmaceuticals (1)(2)	1,025,000	34,307
		418,640
Other Biotechnology 13.3%		
Acadia Pharmaceuticals (1)	800,000	2,952
Acorda Therapeutics (1)(2)	500,000	16,415
Alexion Pharmaceutical (1)(2)	1,025,000	74,312
Alexza Pharmaceuticals (1)	289,300	1,140
Altus Pharmaceuticals (1)	371,600	1,654
Amylin Pharmaceuticals (1)(2)	425,000	10,791
BioCryst Pharmaceuticals (1)	627,000	1,756

Biodel (1)	464,800	6,042
BioMarin Pharmaceutical (1)	1,438,700	41,694
Cardiome Pharma (1)	175,000	1,540
Cell Genesys (1)	289,300	752
CombinatoRx (1)	405,000	1,438
Cougar Biotechnology (1)	595,427	14,189
Cubist Pharmaceuticals (1)	750,000	13,395
deCode genetics (1)	882,400	812
Exelixis (1)	825,000	4,125
Favrille, Warrants, 3/6/11, Acquisition Date: 3/10/06 Acquisition Cost: $16 (1)(3)	129,500	0
Incyte (1)	2,250,000	17,122
Infinity Pharmaceuticals (1)	375,000	2,940
InterMune (1)	50,000	656
Mannkind, Warrants, 8/5/10, Acquisition Date: 8/5/05 Acquisition Cost: $3 (1)(3)	130,000	0
Map Pharmaceuticals (1)	75,000	775
Maxygen (1)	289,300	981
Medarex (1)	86,800	574
Metabolex, Warrants, 4/12/12, Acquisition Date: 4/11/07 Acquisition Cost: $0 (1)(3)	75,000	0
Myriad Genetics (1)(2)	110,900	5,048
ONYX Pharmaceuticals (1)(2)	724,000	25,774
Orexigen Therapeutics (1)	265,200	2,092
Pharmasset (1)	557,200	10,520
Poniard Pharmaceuticals (1)	725,200	3,075
Poniard Pharmaceuticals, Bridge Warrants, 1/31/11 Acquisition Date: 2/3/06 and 4/26/06 Acquisition Cost: $0 (1)(3)	798,000	0
Poniard Pharmaceuticals, Warrants, 12/3/08 Acquisition Date: 12/5/03, Acquisition Cost: $0 (1)(3)	18,000	0
Progenics Pharmaceuticals (1)	48,200	765
Regeneron Pharmaceuticals (1)	375,000	5,415
Rigel Pharmaceuticals (1)	215,000	4,872
Tercica (1)	300,000	2,649

Theravance (1)	535,000	6,350
Transition Therapeutics (1)	82,000	1,101
		283,716
Total Biotechnology		702,356

LIFE SCIENCES 7.1%

Life Sciences 7.1%

Applera	200,000	6,696
Charles River Laboratories International (1)	525,000	33,558
Covance (1)(2)	275,000	23,655
Dyadic International (1)	350,000	263
Dyadic International, Warrants, 5/30/10 Acquisition Date: 12/1/06, Acquisition Cost: $0 (1)(3)	55,000	0
Gen-Probe (1)	150,000	7,122
illumina (1)	404,200	35,210
Immucor (1)	625,000	16,175
Invitrogen (1)(2)	75,000	2,945
Millipore (1)	144,700	9,819
Nanosphere (1)	24,100	189
Qiagen NV (1)(2)	75,000	1,510
Symyx Technologies (1)	408,800	2,853
Waters Corporation (1)	175,000	11,288
Total Life Sciences		151,283

PHARMACEUTICALS 25.5%

European Major - Pharmaceutical 1.7%

Bayer AG (EUR)	110,000	9,239
Merck (EUR) (2)	160,000	22,719
STADA Arzneimittel (EUR)	65,000	4,644
		36,602

Major Pharmaceuticals 23.7%

A&D Pharma Holding, GDR (EUR) (1)	521,000	3,117

Xenoport (1)	570,000	22,247
		508,219
Specialty Pharmaceuticals 0.1%		
AMAG Pharmaceuticals (1)(2)	25,000	852
		852
Total Pharmaceuticals		545,673
PRODUCTS & DEVICES 13.9%		
Implants 11.1%		
ArthroCare (1)(2)	301,800	12,316
Baxter International (2)	650,000	41,561
C.R. Bard (2)	170,000	14,952
Covidien	550,000	26,339
Dentsply International (2)	355,000	13,064
Edwards Lifesciences (1)(2)	165,000	10,237
EPIX Pharmaceuticals (1)	482,200	834
Intuitive Surgical (1)(2)	20,000	5,388
Medtronic (2)	330,000	17,077
Micrus Endovascular (1)	212,900	2,985
Mindray Medical International, ADR (2)	125,000	4,665
Nobel Biocare (CHF)	208,961	6,791
ResMed (1)(2)	125,000	4,468
Sonova Holding (CHF)	10,000	823
St. Jude Medical (1)(2)	550,000	22,484
Stereotaxis (1)	1,253,400	6,718
Stryker	405,000	25,466
Wright Medical Group (1)	290,700	8,259
Zimmer Holdings (1)(2)	210,400	14,318
		238,745
Other Products & Devices 2.8%		
Conceptus (1)(2)	1,100,000	20,339

Essilor International (EUR)	205,000	12,508
IDEXX Laboratories (1)	130,200	6,346
Masimo (1)	125,000	4,294
Stericycle (1)	225,000	11,632
TomoTherapy (1)	508,500	4,541
		59,660
Total Products & Devices		298,405

SERVICES 21.1%

Distribution 8.3%

Cardinal Health (2)	265,000	13,669
China Nepstar Chain Drugstore, ADR	100,000	866
CVS Caremark (2)	675,000	26,710
Express Scripts (1)(2)	185,000	11,603
HealthExtras (1)	452,000	13,623
Henry Schein (1)(2)	555,000	28,621
McKesson (2)	440,000	24,601
Medco Health Solutions (1)(2)	575,000	27,140
Omnicare	48,200	1,264
PharMerica (1)	475,000	10,730
Profarma Distribuidora (BRL)	925,000	14,275
Shoppers Drug Mart (CAD)	100,000	5,481
Walgreen	5,300	172
		178,755

Information 0.4%

Cerner (1)(2)	140,000	6,325
Vital Images (1)	225,000	2,799
		9,124

Other Services 0.4%

Diagnosticos da America (BRL)	125,000	3,220
Laboratory Corporation of America (1)(2)	54,700	3,809

SHORT-TERM INVESTMENTS 1.1%

Money Market Funds 1.1%

T. Rowe Price Reserve Investment Fund, 2.71% (4)(5)	23,793,461	23,793
Total Short-Term Investments (Cost $23,793)		23,793
Total Investments in Securities		
102.0% of Net Assets (Cost $1,871,961)		**$ 2,184,678**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is pledged to cover written call options at June 30, 2008.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $10,605 and represents 0.5% of net assets.
(4) Seven-day yield
(5) Affiliated Companies
ADR American Depository Receipts
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro
GBP British Pound
GDR Global Depository Receipts
INR Indian Rupee
JPY Japanese Yen
THB Thai Baht

OPTIONS WRITTEN (2.4)%

Abbott Laboratories, Call, 1/17/09 @ $60.00 (1)	(20,000)	(27)
Abbott Laboratories, Put, 1/17/09 @ $60.00 (1)	(25,000)	(215)
Abbott Laboratories, Put, 1/16/10 @ $60.00 (1)	(10,000)	(107)
Acorda Therapeutics, Call, 1/17/09 @ $40.00 (1)	(25,000)	(76)

Acorda Therapeutics, Put, 1/17/09 @ $30.00 (1)	(30,000)	(114)
Aetna, Put, 1/17/09 @ $50.00 (1)	(25,000)	(261)
Aetna, Put, 1/17/09 @ $55.00 (1)	(30,000)	(443)
Aetna, Put, 1/17/09 @ $60.00 (1)	(10,400)	(202)
Alcon, Call, 1/17/09 @ $170.00 (1)	(15,000)	(166)
Alcon, Put, 1/17/09 @ $140.00 (1)	(30,000)	(147)
Alcon, Put, 1/16/10 @ $170.00 (1)	(30,000)	(684)
Alcon, Put, 1/16/10 @ $180.00 (1)	(25,000)	(709)
Alexion Pharmaceutical, Call, 8/16/08 @ $75.00 (1)	(50,000)	(185)
Alexion Pharmaceutical, Call, 1/17/09 @ $80.00 (1)	(75,000)	(409)
Alexion Pharmaceutical, Put, 1/17/09 @ $50.00 (1)	(12,500)	(17)
Alexion Pharmaceutical, Put, 8/16/08 @ $65.00 (1)	(35,000)	(59)
Alexion Pharmaceutical, Put, 1/17/09 @ $65.00 (1)	(15,000)	(70)
Alexion Pharmaceutical, Put, 8/16/08 @ $70.00 (1)	(20,000)	(66)
Alexion Pharmaceutical, Put, 1/17/09 @ $70.00 (1)	(10,000)	(66)
Alexion Pharmaceutical, Put, 8/16/08 @ $75.00 (1)	(20,000)	(117)
Alkermes, Put, 1/17/09 @ $17.50 (1)	(20,000)	(106)
Alkermes, Put, 1/17/09 @ $20.00 (1)	(18,200)	(138)
Allergan, Call, 7/19/08 @ $60.00 (1)	(50,000)	(4)
Allergan, Call, 1/17/09 @ $70.00 (1)	(60,000)	(24)
Allergan, Put, 1/17/09 @ $55.00 (1)	(10,000)	(59)
Allergan, Put, 1/17/09 @ $60.00 (1)	(25,000)	(231)
Allergan, Put, 1/17/09 @ $65.00 (1)	(30,000)	(398)
AMAG Pharmaceuticals, Call, 8/16/08 @ $45.00 (1)	(25,000)	(7)
AMERIGROUP, Put, 1/17/09 @ $25.00 (1)	(35,000)	(203)
Amgen, Call, 1/17/09 @ $50.00 (1)	(100,000)	(310)
Amgen, Call, 1/17/09 @ $60.00 (1)	(100,000)	(65)
Amgen, Put, 1/17/09 @ $35.00 (1)	(10,000)	(7)
Amylin Pharmaceuticals, Call, 7/19/08 @ $35.00 (1)	(100,000)	(7)

Amylin Pharmaceuticals, Call, 1/17/09 @ $35.00 (1)	(200,000)	(215)
Amylin Pharmaceuticals, Call, 1/17/09 @ $40.00 (1)	(25,000)	(12)
Amylin Pharmaceuticals, Put, 1/17/09 @ $30.00 (1)	(20,000)	(127)
Amylin Pharmaceuticals, Put, 7/19/08 @ $35.00 (1)	(15,000)	(144)
Amylin Pharmaceuticals, Put, 1/17/09 @ $35.00 (1)	(15,000)	(155)
Amylin Pharmaceuticals, Put, 1/17/09 @ $40.00 (1)	(15,000)	(223)
Applera, Put, 1/17/09 @ $30.00 (1)	(800)	(1)
ArthroCare, Call, 12/20/08 @ $60.00 (1)	(25,000)	(20)
Assurant, Call, 1/17/09 @ $70.00 (1)	(125,000)	(563)
Assurant, Put, 1/17/09 @ $70.00 (1)	(100,000)	(755)
Astrazeneca, Put, 1/17/09 @ $40.00 (1)	(40,000)	(102)
Barr Pharmaceuticals, Call, 8/16/08 @ $55.00 (1)	(50,000)	(7)
Barr Pharmaceuticals, Put, 11/22/08 @ $50.00 (1)	(30,000)	(188)
Baxter International, Call, 8/16/08 @ $65.00 (1)	(25,000)	(42)
Baxter International, Call, 1/17/09 @ $70.00 (1)	(75,000)	(159)
Baxter International, Put, 8/16/08 @ $60.00 (1)	(20,000)	(16)
Baxter International, Put, 8/16/08 @ $65.00 (1)	(10,000)	(26)
Baxter International, Put, 1/17/09 @ $65.00 (1)	(40,000)	(192)
Baxter International, Put, 1/17/09 @ $70.00 (1)	(35,000)	(270)
Baxter International, Put, 1/16/10 @ $70.00 (1)	(10,000)	(98)
Biogen Idec, Call, 7/19/08 @ $60.00 (1)	(50,000)	(20)
Biogen Idec, Put, 7/19/08 @ $55.00 (1)	(5,000)	(6)
Biogen Idec, Put, 1/17/09 @ $55.00 (1)	(25,000)	(129)
Biogen Idec, Put, 7/19/08 @ $65.00 (1)	(22,900)	(211)
BioMarin Pharmaceutical, Put, 1/17/09 @ $25.00 (1)	(50,000)	(107)
BioMarin Pharmaceutical, Put, 1/17/09 @ $35.00 (1)	(7,500)	(58)
BioMarin Pharmaceutical, Put, 1/17/09 @ $40.00 (1)	(50,000)	(575)
BioMarin Pharmaceutical, Put, 1/17/09 @ $45.00 (1)	(36,100)	(570)
BioMarin Pharmaceutical, Put, 1/17/09 @ $50.00 (1)	(4,200)	(86)

Boston Scientific, Put, 1/17/09 @ $12.50 (1)	(30,000)	(46)
Boston Scientific, Put, 1/17/09 @ $15.00 (1)	(100,000)	(315)
C.R. Bard, Call, 1/17/09 @ $100.00 (1)	(50,000)	(111)
C.R. Bard, Put, 1/17/09 @ $100.00 (1)	(10,000)	(135)
Cardinal Health, Call, 9/20/08 @ $60.00 (1)	(10,000)	(3)
Cardinal Health, Call, 1/17/09 @ $70.00 (1)	(50,000)	(9)
Cardinal Health, Put, 9/20/08 @ $60.00 (1)	(30,000)	(258)
Cardinal Health, Put, 1/17/09 @ $70.00 (1)	(18,100)	(333)
Celgene, Call, 7/19/08 @ $70.00 (1)	(25,000)	(7)
Celgene, Call, 10/18/08 @ $70.00 (1)	(25,000)	(63)
Celgene, Call, 1/17/09 @ $70.00 (1)	(50,000)	(238)
Celgene, Call, 1/17/09 @ $75.00 (1)	(50,000)	(158)
Celgene, Put, 1/17/09 @ $50.00 (1)	(25,000)	(53)
Celgene, Put, 7/19/08 @ $55.00 (1)	(15,000)	(3)
Celgene, Put, 10/18/08 @ $70.00 (1)	(20,000)	(163)
Celgene, Put, 1/17/09 @ $70.00 (1)	(25,000)	(249)
Celgene, Put, 1/16/10 @ $70.00 (1)	(20,000)	(278)
Centene, Call, 9/20/08 @ $22.50 (1)	(75,000)	(13)
Centene, Call, 12/20/08 @ $25.00 (1)	(50,000)	(15)
Centene, Put, 12/20/08 @ $22.50 (1)	(40,000)	(242)
Cephalon, Call, 8/16/08 @ $70.00 (1)	(25,000)	(37)
Cephalon, Put, 1/17/09 @ $60.00 (1)	(5,000)	(15)
Cephalon, Put, 8/16/08 @ $70.00 (1)	(15,000)	(70)
Cephalon, Put, 11/22/08 @ $70.00 (1)	(10,000)	(65)
Cephalon, Put, 1/17/09 @ $70.00 (1)	(35,000)	(254)
Cephalon, Put, 1/17/09 @ $80.00 (1)	(35,000)	(497)
Cerner, Call, 9/20/08 @ $50.00 (1)	(50,000)	(77)
Cerner, Put, 1/17/09 @ $60.00 (1)	(15,000)	(225)
Charles River Laboratories, Put, 1/17/09 @ $65.00 (1)	(10,000)	(54)

Charles River Laboratories, Put, 1/17/09 @ $70.00 (1)	(20,000)	(167)
CIGNA, Call, 1/17/09 @ $60.00 (1)	(50,000)	(5)
CIGNA, Put, 1/17/09 @ $40.00 (1)	(25,000)	(160)
CIGNA, Put, 1/17/09 @ $50.00 (1)	(25,000)	(368)
CIGNA, Put, 1/17/09 @ $55.00 (1)	(5,000)	(97)
Community Health Systems, Call, 9/20/08 @ $35.00 (1)	(75,000)	(126)
Community Health Systems, Put, 9/20/08 @ $35.00 (1)	(40,000)	(136)
Community Health Systems, Put, 1/17/09 @ $35.00 (1)	(10,000)	(47)
Community Health Systems, Put, 9/20/08 @ $40.00 (1)	(50,000)	(353)
Conceptus, Call, 11/22/08 @ $20.00 (1)	(50,000)	(77)
Covance, Call, 1/17/09 @ $90.00 (1)	(50,000)	(288)
Covance, Put, 8/16/08 @ $80.00 (1)	(10,000)	(13)
Covance, Put, 1/17/09 @ $80.00 (1)	(25,000)	(100)
Covance, Put, 1/17/09 @ $90.00 (1)	(15,000)	(124)
Coventry Health Care, Put, 1/17/09 @ $50.00 (1)	(600)	(12)
Covidien, Put, 7/19/08 @ $45.00 (1)	(10,000)	(1)
Covidien, Put, 10/18/08 @ $50.00 (1)	(15,000)	(59)
Cubist Pharmaceuticals, Put, 1/17/09 @ $20.00 (1)	(40,000)	(136)
CVS Caremark, Call, 1/17/09 @ $45.00 (1)	(75,000)	(116)
CVS Caremark, Put, 1/17/09 @ $40.00 (1)	(30,000)	(106)
CVS Caremark, Put, 1/17/09 @ $45.00 (1)	(65,000)	(432)
DaVita, Call, 1/17/09 @ $55.00 (1)	(40,000)	(148)
DaVita, Call, 1/17/09 @ $60.00 (1)	(50,000)	(86)
DaVita, Put, 1/17/09 @ $50.00 (1)	(10,000)	(24)
Dentsply, Call, 1/17/09 @ $45.00 (1)	(50,000)	(32)
Edwards Lifesciences, Call, 11/22/08 @ $50.00 (1)	(25,000)	(339)
Edwards Lifesciences, Call, 1/17/09 @ $60.00 (1)	(50,000)	(338)
Elan, Call, 1/17/09 @ $40.00 (1)	(100,000)	(440)
Elan, Put, 1/17/09 @ $22.50 (1)	(50,000)	(61)

Elan, Put, 1/17/09 @ $25.00 (1)	(50,000)	(89)
Elan, Put, 1/16/10 @ $25.00 (1)	(50,000)	(205)
Elan, Put, 1/17/09 @ $30.00 (1)	(25,000)	(82)
Elan, Put, 1/16/10 @ $30.00 (1)	(25,000)	(153)
Elan, Put, 1/17/09 @ $35.00 (1)	(50,000)	(275)
Eli Lilly, Call, 7/19/08 @ $55.00 (1)	(50,000)	(1)
Eli Lilly, Put, 7/19/08 @ $50.00 (1)	(15,000)	(60)
Eli Lilly, Put, 1/17/09 @ $50.00 (1)	(30,000)	(182)
Express Scripts, Call, 1/17/09 @ $85.00 (1)	(25,000)	(21)
Express Scripts, Put, 1/17/09 @ $65.00 (1)	(30,000)	(222)
Express Scripts, Put, 1/17/09 @ $70.00 (1)	(25,000)	(260)
Express Scripts, Put, 1/17/09 @ $75.00 (1)	(30,000)	(420)
Forest Laboratories, Put, 1/16/10 @ $40.00 (1)	(15,000)	(112)
Gen-Probe, Put, 1/17/09 @ $50.00 (1)	(25,000)	(146)
Genentech, Call, 9/20/08 @ $80.00 (1)	(25,000)	(64)
Genentech, Put, 1/17/09 @ $70.00 (1)	(20,000)	(72)
Genentech, Put, 1/17/09 @ $75.00 (1)	(30,000)	(170)
Genentech, Put, 1/17/09 @ $80.00 (1)	(10,000)	(83)
Genzyme, Put, 1/17/09 @ $75.00 (1)	(20,000)	(159)
Gilead Sciences, Call, 8/16/08 @ $52.50 (1)	(35,000)	(94)
Gilead Sciences, Call, 8/16/08 @ $57.50 (1)	(15,000)	(11)
Gilead Sciences, Call, 11/22/08 @ $60.00 (1)	(100,000)	(173)
Gilead Sciences, Call, 1/17/09 @ $60.00 (1)	(50,000)	(126)
Gilead Sciences, Put, 1/17/09 @ $42.50 (1)	(10,000)	(13)
Gilead Sciences, Put, 1/17/09 @ $45.00 (1)	(30,000)	(57)
Gilead Sciences, Put, 1/17/09 @ $47.50 (1)	(15,000)	(39)
Gilead Sciences, Put, 8/16/08 @ $47.50 (1)	(25,000)	(16)
Gilead Sciences, Put, 8/16/08 @ $52.50 (1)	(30,000)	(62)
Gilead Sciences, Put, 1/17/09 @ $52.50 (1)	(35,000)	(158)

Gilead Sciences, Put, 11/22/08 @ $55.00 (1)	(30,000)	(153)
Gilead Sciences, Put, 1/17/09 @ $55.00 (1)	(45,000)	(259)
Gilead Sciences, Put, 11/22/08 @ $60.00 (1)	(60,000)	(498)
Gilead Sciences, Put, 1/17/09 @ $60.00 (1)	(55,000)	(487)
Gilead Sciences, Put, 1/16/10 @ $60.00 (1)	(20,000)	(223)
Health Net, Put, 1/17/09 @ $35.00 (1)	(30,000)	(333)
HealthExtras, Put, 12/20/08 @ $30.00 (1)	(10,000)	(29)
Healthways, Put, 1/17/09 @ $35.00 (1)	(40,000)	(294)
Henry Schein, Call, 1/17/09 @ $70.00 (1)	(25,000)	(4)
Henry Schein, Put, 7/19/08 @ $55.00 (1)	(10,000)	(35)
Henry Schein, Put, 1/17/09 @ $60.00 (1)	(50,000)	(448)
Henry Schein, Put, 1/16/10 @ $60.00 (1)	(3,300)	(34)
Humana, Call, 8/16/08 @ $55.00 (1)	(25,000)	(4)
Humana, Call, 1/17/09 @ $60.00 (1)	(50,000)	(29)
Humana, Put, 8/16/08 @ $55.00 (1)	(5,000)	(76)
Humana, Put, 1/17/09 @ $55.00 (1)	(40,000)	(632)
Humana, Put, 1/17/09 @ $70.00 (1)	(1,800)	(54)
Humana, Put, 1/17/09 @ $80.00 (1)	(2,700)	(107)
IDEXX Laboratories, Put, 1/17/09 @ $60.00 (1)	(30,000)	(348)
illumina, Put, 1/17/09 @ $70.00 (1)	(60,000)	(195)
illumina, Put, 1/17/09 @ $75.00 (1)	(10,000)	(47)
illumina, Put, 1/17/09 @ $80.00 (1)	(10,000)	(63)
illumina, Put, 1/17/09 @ $90.00 (1)	(15,000)	(164)
illumina, Put, 1/16/10 @ $90.00 (1)	(10,000)	(162)
ImClone Systems, Call, 8/16/08 @ $45.00 (1)	(50,000)	(47)
ImClone Systems, Call, 11/22/08 @ $45.00 (1)	(75,000)	(195)
ImClone Systems, Call, 1/17/09 @ $50.00 (1)	(25,000)	(49)
ImClone Systems, Call, 1/17/09 @ $60.00 (1)	(75,000)	(34)
ImClone Systems, Put, 1/16/10 @ $50.00 (1)	(25,000)	(323)

Immucor, Put, 1/17/09 @ $20.00 (1)	(25,000)	(31)
Immucor, Put, 1/17/09 @ $30.00 (1)	(25,000)	(146)
Immucor, Put, 1/17/09 @ $35.00 (1)	(35,000)	(334)
Intermune, Put, 1/17/09 @ $25.00 (1)	(135,000)	(1,843)
Intuitive Surgical, Call, 1/17/09 @ $300.00 (1)	(10,000)	(291)
Intuitive Surgical, Call, 1/17/09 @ $400.00 (1)	(10,000)	(68)
Invitrogen, Call, 8/16/08 @ $50.00 (1)	(50,000)	(5)
Invitrogen, Put, 1/17/09 @ $40.00 (1)	(25,000)	(94)
Invitrogen, Put, 8/16/08 @ $45.00 (1)	(10,000)	(60)
Laboratory Corporation of America, Call, 1/17/09 @ $70.00 (1)	(50,000)	(268)
Laboratory Corporation of America, Put, 1/17/09 @ $85.00 (1)	(15,000)	(225)
LifePoint Hospitals, Call, 8/16/08 @ $30.00 (1)	(75,000)	(62)
LifePoint Hospitals, Put, 8/16/08 @ $30.00 (1)	(50,000)	(120)
McKesson, Call, 1/17/09 @ $60.00 (1)	(25,000)	(77)
McKesson, Put, 1/17/09 @ $60.00 (1)	(25,000)	(169)
Medco Health Solutions, Call, 1/17/09 @ $60.00 (1)	(75,000)	(82)
Medco Health Solutions, Put, 1/17/09 @ $45.00 (1)	(15,000)	(53)
Medco Health Solutions, Put, 1/17/09 @ $50.00 (1)	(50,000)	(303)
Medco Health Solutions, Put, 1/17/09 @ $55.00 (1)	(50,000)	(468)
Medco Health Solutions, Put, 1/16/10 @ $55.00 (1)	(25,000)	(285)
Medicines Company, Put, 7/19/08 @ $20.00 (1)	(50,000)	(52)
Medicines Company, Put, 10/18/08 @ $25.00 (1)	(75,000)	(454)
Medicines Company, Put, 1/17/09 @ $25.00 (1)	(10,000)	(66)
Medtronic, Call, 8/16/08 @ $52.50 (1)	(75,000)	(90)
Medtronic, Call, 1/17/09 @ $55.00 (1)	(100,000)	(228)
Merck, Call, 10/18/08 @ $45.00 (1)	(75,000)	(24)
Merck, Put, 1/17/09 @ $40.00 (1)	(30,000)	(140)
Merck, Put, 1/17/09 @ $50.00 (1)	(65,000)	(819)
Millipore, Put, 1/17/09 @ $80.00 (1)	(25,000)	(313)

Mindray Medical International, Call, 10/18/08 @ $40.00 (1)	(50,000)	(159)
Monsanto, Call, 7/19/08 @ $135.00 (1)	(25,000)	(52)
Monsanto, Call, 1/17/09 @ $150.00 (1)	(50,000)	(478)
Monsanto, Put, 1/17/09 @ $80.00 (1)	(35,000)	(81)
Monsanto, Put, 1/17/09 @ $125.00 (1)	(60,000)	(996)
Monsanto, Put, 1/17/09 @ $130.00 (1)	(75,000)	(1,444)
Monsanto, Put, 1/17/09 @ $135.00 (1)	(15,000)	(332)
Monsanto, Put, 7/19/08 @ $140.00 (1)	(15,000)	(224)
Monsanto, Put, 10/18/08 @ $140.00 (1)	(5,000)	(107)
Monsanto, Put, 1/17/09 @ $140.00 (1)	(28,500)	(720)
Monsanto, Put, 1/16/10 @ $140.00 (1)	(30,000)	(1,044)
Myriad Genetics, Call, 1/17/09 @ $55.00 (1)	(50,000)	(82)
ONYX Pharmaceuticals, Call, 1/17/09 @ $50.00 (1)	(35,000)	(48)
ONYX Pharmaceuticals, Put, 1/17/09 @ $30.00 (1)	(30,000)	(77)
ONYX Pharmaceuticals, Put, 1/19/09 @ $35.00 (1)	(35,000)	(168)
ONYX Pharmaceuticals, Put, 1/17/09 @ $45.00 (1)	(50,000)	(560)
ONYX Pharmaceuticals, Put, 1/17/09 @ $50.00 (1)	(35,000)	(537)
ONYX Pharmaceuticals, Put, 1/17/09 @ $60.00 (1)	(15,900)	(387)
OSI Pharmaceuticals, Call, 1/17/09 @ $45.00 (1)	(50,000)	(250)
OSI Pharmaceuticals, Call, 1/17/09 @ $50.00 (1)	(20,000)	(65)
OSI Pharmaceuticals, Put, 1/17/09 @ $30.00 (1)	(30,000)	(58)
Pfizer, Put, 1/19/09 @ $25.00 (1)	(50,000)	(394)
Psychiatric Solutions, Call, 9/20/08 @ $35.00 (1)	(50,000)	(233)
Qiagen, Call, 11/22/08 @ $22.50 (1)	(75,000)	(97)
ResMed, Call, 10/18/08 @ $45.00 (1)	(50,000)	(16)
Schering-Plough, Put, 1/16/10 @ $15.00 (1)	(30,000)	(43)
Schering-Plough, Put, 1/17/09 @ $30.00 (1)	(47,900)	(503)
Schering-Plough, Put, 1/17/09 @ $35.00 (1)	(12,000)	(184)
Sepracor, Put, 1/17/09 @ $22.50 (1)	(25,000)	(110)

Shire, Call, 1/17/09 @ $60.00 (1)	(75,000)	(127)
St. Jude Medical, Call, 1/17/09 @ $50.00 (1)	(25,000)	(22)
Stryker, Put, 1/17/09 @ $65.00 (1)	(25,000)	(144)
Stryker, Put, 1/17/09 @ $70.00 (1)	(15,000)	(133)
Stryker, Put, 1/16/10 @ $70.00 (1)	(10,000)	(111)
Stryker, Put, 1/17/09 @ $75.00 (1)	(65,000)	(822)
Teva Pharmaceutical, Call, 1/17/09 @ $50.00 (1)	(75,000)	(120)
Teva Pharmaceutical, Call, 1/17/09 @ $55.00 (1)	(125,000)	(50)
Teva Pharmaceutical, Put, 1/17/09 @ $50.00 (1)	(75,000)	(398)
Teva Pharmaceutical, Put, 1/17/09 @ $55.00 (1)	(6,100)	(56)
United Therapeutics, Call, 8/16/08 @ $100.00 (1)	(20,000)	(96)
United Therapeutics, Call, 11/22/08 @ $110.00 (1)	(20,000)	(219)
UnitedHealth Group, Put, 1/17/09 @ $35.00 (1)	(40,000)	(362)
UnitedHealth Group, Put, 1/17/09 @ $40.00 (1)	(10,000)	(139)
UnitedHealth Group, Put, 1/17/09 @ $45.00 (1)	(7,100)	(132)
Universal American Financial, Put, 1/17/09 @ $12.50 (1)	(30,000)	(82)
Valeant Pharmaceutical, Put, 1/16/10 @ $20.00 (1)	(25,000)	(111)
Vertex Pharmaceuticals, Call, 1/17/09 @ $40.00 (1)	(50,000)	(154)
Vertex Pharmaceuticals, Put, 1/17/09 @ $30.00 (1)	(55,000)	(198)
Vertex Pharmaceuticals, Put, 1/17/09 @ $35.00 (1)	(25,100)	(149)
Walgreen, Put, 1/17/09 @ $40.00 (1)	(85,000)	(667)
Walgreen, Put, 1/17/09 @ $45.00 (1)	(14,700)	(182)
Waters, Put, 1/17/09 @ $60.00 (1)	(35,000)	(112)
Waters, Put, 1/17/09 @ $65.00 (1)	(5,000)	(26)
WellCare Health Plans, Put, 1/17/09 @ $35.00 (1)	(75,000)	(439)
WellPoint, Call, 1/17/09 @ $60.00 (1)	(75,000)	(107)
WellPoint, Put, 1/17/09 @ $45.00 (1)	(25,000)	(90)
WellPoint, Put, 1/17/09 @ $70.00 (1)	(11,900)	(265)
WellPoint, Put, 1/17/09 @ $80.00 (1)	(1,800)	(58)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,871,961)	$ 2,184,678
Receivable for investment securities sold	21,361
Receivable for shares sold	1,423
Dividends and interest receivable	738
Cash	261
Other assets	1,003
Total assets	2,209,464
Liabilities	
Written options (premiums $56,769)	52,314
Payable for investment securities purchased	10,536
Payable for shares redeemed	2,224
Investment management fees payable	1,167
Due to affiliates	199
Other liabilities	337
Total liabilities	66,777
NET ASSETS	$ 2,142,687
Net Assets Consist of:	
Accumulated net investment loss	$ (1,502)
Accumulated undistributed net realized gain	61,452
Net unrealized gain	317,209
Paid-in capital applicable to 82,631,886 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	1,765,528
NET ASSETS	$ 2,142,687
NET ASSET VALUE PER SHARE	$ 25.93

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/08
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $554)	$ 7,715
Interest	36
Other	26
Total income	7,777
Expenses	
Investment management	7,151
Shareholder servicing	1,748
Prospectus and shareholder reports	99
Custody and accounting	191
Registration	58
Legal and audit	19
Directors	10
Miscellaneous	10
Total expenses	9,286
Expenses paid indirectly	(7)
Net expenses	9,279
Net investment loss	(1,502)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	22,825
Written options	16,368
Foreign currency transactions	32
Net realized gain	39,225
Change in net unrealized gain (loss)	
Securities	(242,916)
Written options	2,627
Other assets and liabilities denominated in foreign currencies	21
Change in net unrealized loss	(240,268)
Net realized and unrealized loss	(201,043)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (202,545)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Health Sciences Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $38,000 for the six months ended June 30, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2008, the fund realized $19,723,000 of net gain on $26,884,000 of in-kind redemptions.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Options Call and put options give the holder the right to purchase and sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Purchased options are reflected in the accompanying Portfolio of Investments at market value. Written options are reflected in the accompanying Statement of Assets and Liabilities at market value. Transactions in options written and related premiums received during the six months ended June 30, 2008, were as follows:

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $621,403,000 and $500,406,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $4,440,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date.

At June 30, 2008, the cost of investments for federal income tax purposes was $1,871,961,000. Net unrealized gain aggregated $317,209,000 at period-end, of which $472,364,000 related to appreciated investments and $155,155,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2008, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $87,000 for Price Associates, $1,080,000 for T. Rowe Price Services, Inc., and $112,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2008, the fund was charged $24,000 for shareholder servicing costs related to the college savings plans, of which $17,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2008, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/ or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 380,491 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008